_____________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: November 6, 2002
                        (Date of earliest event reported)




                        National Global MBS Manager, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Victoria, Australia                333-53160                 59-3689298
----------------------------    ----------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



8659 Baypine Road, Suite 300
Jacksonville, Florida
(Address of Principal                                                    32256
Executive Offices)                                                     ---------
                                                                      (Zip Code)

     Registrant's telephone number, including area code:  (904) 807-3400
                                                           -------------



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

(c) Exhibits.

    Exhibit No.       Description
    -----------       -----------

    19.1 Investor's Quarterly Report for HomeSide Mortgage Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the October 21, 2002 payment date issued pursuant to Section 14.1 and Section
                      14.7 of the Master Trust Deed among National Global MBS Manager, Inc., formerly HomeSide Global MBS Manger, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL GLOBAL MBS MANAGER, INC.



                                       By: /s/
                                           -------------------------------------
Dated:  November 6, 2002                   Name:  Bruce Richards
                                           Title: Treasurer and Director















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



                                  EXHIBIT INDEX





Exhibit No.      Description                                            Page No.
-----------      -----------                                            --------


19.1             Investor's Quarterly Report for HomeSide
                 Mortgage Securities Trust 2001-1, Mortgage
                 Backed Floating Rate Notes, Series 2001-1













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